UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 18, 2019
TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware            1-12235                 51-0347963
(State or other jurisdiction of                    (IRS Employer Identification
incorporation)    (Commission File Number)         No.)

899 Cassatt Road, Suite 210                      19312
Berwyn, Pennsylvania                    (Zip Code)
(Address of principal executive offices)

(610) 251-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Company was held on July 18, 2019. The total number of shares represented at the Annual Meeting in person or by proxy was 47,531,410 of the 49,904,760 shares of common stock outstanding and entitled to vote at the Annual Meeting.
The following matters were voted on at the Annual Meeting:

1.
Election of Directors. The following nominees were elected as directors of the Company for a term ending at the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified. The stockholder votes were as follows:

	Number of Votes
Candidate	For	Against	Abstain	Broker Non-Votes
Paul Bourgon	41,665,176	1,809,084	8,450	4,048,700
Daniel J. Crowley	42,350,590	1,118,498	13,622	4,048,700
Ralph E. Eberhart	42,354,730	1,117,112	10,868	4,048,700
Daniel P. Garton	41,261,273	2,208,986	12,451	4,048,700
Dawne S. Hickton	35,981,572	7,491,971	9,167	4,048,700
William L. Mansfield	41,602,260	1,868,598	11,852	4,048,700
Adam J. Palmer	36,345,144	7,126,815	10,751	4,048,700
Larry O. Spencer	41,256,493	2,214,892	11,325	4,048,700

2.	Say on Pay. The stockholders approved, by advisory vote, the compensation paid to the Company’s named executive officers for fiscal year 2019. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
41,718,300	1,593,800	170,610	4,048,700

3.
Approval of the amendment to the Amended and Restated Certificate of Incorporation. The stockholders approved the amendment to the Amended and Restated Certificate of Incorporation. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
40,466,160	2,998,999	17,551	4,048,700

4.	Approval of the Tax Benefits Preservation Plan. The stockholders approved the Tax Benefits Preservation Plan. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
33,495,436	9,972,718	14,556	4,048,700

5.	Ratification of Independent Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020. The stockholder votes were as follows:

For	Against	Abstain
45,968,720	1,550,653	12,037

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 23, 2019                    TRIUMPH GROUP, INC.

By: /s/ Jennifer H. Allen
Jennifer H. Allen
Senior Vice President, General
Counsel and Secretary